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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - JUNE 12, 2000
                        (Date of earliest event reported)



                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)



          PENNSYLVANIA                  0-19267                  23-2472830
   (State of incorporation)     (Commission file number)       (IRS employer
                                                               identification
                                                                  number)





                64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)




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ITEM 5.       OTHER INFORMATION.

              As reported in the press release of Alkermes, Inc. (the "Company") published June 12, 2000, the Company announced that R.W. Johnson Pharmaceutical Research Institute, a Johnson & Johnson Company, had terminated further development of an injectable sustained release formulation of erythropoietin based on Alkermes' ProLease(R) drug delivery technology. The entire text of the Company's press release is incorporated by reference herein and a copy has been filed as an exhibit to this report.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.


              (c)     Exhibits

                      99       Press Release, dated June 12, 2000




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                                   SIGNATURES



              Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: June 23, 2000                         Alkermes, Inc.



                                             By: /s/ James M. Frates
                                                -------------------------------
                                                James M. Frates
                                                Vice President, Chief Financial
                                                Officer and Treasurer


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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX



EXHIBIT NO.                             EXHIBIT


99                             Press Release, dated June 12, 2000








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